UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2023

AKOUSTIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38029	33-1229046
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

9805 Northcross Center Court, Suite A

Huntersville, NC 28078

(Address of principal executive offices, including zip code)

704-997-5735

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.001 par value	AKTS	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2023, the stockholders of the Company approved an amendment to the Company’s Employee Stock Purchase Plan (the “ESPP Amendment”) at the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The ESPP Amendment increased the number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), authorized for issuance under the Company’s Employee Stock Purchase Plan, including pursuant to incentive stock options, from 500,000 to 1,000,000 shares.

A description of the terms of the ESPP Amendment is set forth in the Company’s Proxy Statement for the Annual Meeting, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 19, 2023 (the “Proxy Statement”), under the heading “Proposal 4−Amendment to Employee Stock Purchase Plan” which description is incorporated herein by reference.

This summary is qualified in its entirety by reference to the text of the ESPP Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 2, 2023, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation with the Secretary of State of the State of Delaware for the purpose of increasing the number of authorized shares of Common Stock, from 125,000,000 shares to 175,000,000 shares. The Certificate of Amendment became effective on upon filing with the Secretary of State.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on November 2, 2023. The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the Proxy Statement, are as follows:

Proposal 1 – The Company’s stockholders elected the eight nominees to the Company’s board of directors to serve one-year terms expiring at the 2024 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal, with the votes cast as follows:

	For	Withheld	Broker Non-Votes
Steven P. DenBaars	26,745,960	3,318,395	16,243,358
Arthur E. Geiss	26,644,803	3,419,552	16,243,358
J. Michael McGuire	26,509,411	3,554,944	16,243,358
Jeffrey K. McMahon	26,404,480	3,659,875	16,243,358
Jerry D. Neal	23,191,393	6,872,962	16,243,358
Michelle L. Petock	26,684,471	3,379,884	16,243,358
Suzanne B. Rudy	26,342,372	3,721,983	16,243,358
Jeffrey B. Shealy	26,208,566	3,855,789	16,243,358

Proposal 2 – The Company’s stockholders approved, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
22,016,577	7,499,406	548,372	16,243,358

Proposal 3 – The Company’s stockholders approved the Certificate of Amendment, with the votes cast as follows:

For	Against	Broker Non-Votes
37,388,404	8,919,309	N/A

Proposal 4 – The Company’s stockholders approved the ESPP Amendment, with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
26,051,875	3,819,576	192,904	16,243,358

Proposal 5 – The Company’s stockholders ratified the appointment of Marcum LLP as the Company’s independent public accounting firm for the fiscal year ending June 30, 2024, with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
44,832,023	910,611	565,079	16,243,358

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of the Company
10.1	Amendment to Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akoustis Technologies, Inc.

Date: November 2, 2023	By:	/s/ Kenneth E. Boller
	Name:	Kenneth E. Boller
	Title:	Chief Financial Officer

3